UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21650

ASA Gold and Precious Metals Limited
(Exact name of registrant as specified in charter)

400 S. El Camino Real, Suite 710, San Mateo, CA	94402
(Address of principal executive offices)	(Zip code)

JP Morgan Chase Bank, N.A.
3 MetroTech Center, 6th Floor
Brooklyn, New York 11245
(Name and address of agent for service)

Registrant's telephone number, including area code:	650-376-3135

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2013

Item 1.	Semi-Annual Report.

Letter to Shareholders

Gold mining shares underperformed broader equity markets during the first six months of the fiscal year due primarily to a declining gold price. For the fiscal six month period ended May 31, 2013, gold traded between $1,726 and $1,355 per ounce based on the London P.M. gold fix, reaching a multi-year low on May 20, 2013. While the gold price generally remained weak during the period, a sharp price decline in early April of almost $200 per ounce pushed many long-term gold investors to the sidelines. It is widely believed that the strengthening of the U.S. economic environment, combined with a general stabilization of the economic situation within the European Union, prompted many investors to reduce their exposure to precious metals.

For the fiscal six months ended May 31, 2013, ASA Gold and Precious Metals Limited (“ASA” or the “Company”) reported a negative total return of 35.0% on the Company’s net asset value (NAV) and a negative 34.7% on the Company’s share price. Both the share price and NAV outperformed the return on the FTSE Gold Mines Total Return Index of negative 36.9% for the same period. During the same six month period, the gold price declined 19.2%, closing at $1,394.50 per ounce on May 31, 2013. Since the end of May, the gold price has continued to erode based on improvements in the overall health of the U.S. economy and comments from the U.S. Federal Reserve regarding the outlook for an end to quantitative easing.

ASA’s shares traded at an average discount of 6.1% during the recent fiscal six month period, an improvement over the average discount of 7.2% during the same period of 2012. Over the last several years, the discount at which ASA’s shares trade in the market has continued to narrow. We believe that this improvement is a result of an increase in the Company’s continued marketing efforts, active portfolio management and an effective discount management program enacted by the Board of Directors. The Company continues to maintain its share repurchase program but did not acquire any additional shares during the last six months as a result of the low discount during this period. The Board continues to closely monitor the discount and undertakes a thorough review of the discount management program regularly.

ASA distributed $0.03 per share to shareholders during the first six months of the 2013 fiscal year, unchanged from the first six months of 2012. The Company’s distributions have increased in recent years largely due to higher dividends paid by the Company’s investments and the realization of capital gains. As the gold price rose, mining companies witnessed higher net income and growing cash balances that enabled them to increase dividends. The reversal in the gold price combined with rising production costs has increased balance sheet pressure and lowered distributable income for the mining companies, resulting in a review of many corporate dividend policies. We anticipate that dividends from the miners will stagnate or decline in the near term as a result of these trends, which may reduce income to the Company.

Market Observations

While a number of reasons can be given for the poor performance of gold and the gold mining companies, the most significant reason appears to be a renewed faith on the part of investors in the outlook for the U.S. economy. An increased willingness to participate in, and to commit additional savings to, the broader equity markets implies a lower level of concern about the state of the economy and a reduced appetite for the kind of portfolio insurance sought from gold. Despite investors’ perceived need for less protection at the moment, we believe gold’s long-term role as an important portfolio diversifier and as a form of portfolio insurance has not changed.

Examining the performance of the ten largest gold mining companies during the first calendar quarter of 2013 offers some sobering statistics. During this period, the gold price averaged 3.5% lower than during the first quarter of 2012, yet revenue declined by 9.3%, net income declined by 29.7%, cash flow declined by 21.6% and gold production declined by 2.1%. These statistics indicate that much of the decrease in profitability was due to rising operating costs, which increased 11.4% during the same time period. Cost inflation has forced many mining companies to re-evaluate, close or sell some of their higher cost assets. Already, we have witnessed several companies postponing or cancelling the development of projects considered key assets only two years ago. As senior gold producers re-examine their own portfolios of assets, their demand for new assets through the acquisition of smaller, less capitalized gold companies has also been sharply reduced, driving valuations for the junior gold companies to very low levels. Longer term, senior gold producers will be forced to seek replacement assets for their maturing mining operations or face a decline in gold production. This should improve the valuation of mid-tier and junior companies that have high-quality mining assets. The recent changes to ASA’s portfolio reflect these strategic considerations.

The financial crisis of 2008 coincided with a growing popularity of the gold ETF as a new means for investors to invest in gold. Gold ETF products have witnessed a broad based acceptance by investors concerned about the state of the global economy, as they sought a form of portfolio insurance from gold. In recent months, sales by investors in gold ETF products have resulted in a substantial increase in gold bullion liquidity in the market and increased pressure on the gold price. Chart 1 below illustrates the significant reversal in the popularity of gold ETF products in recent months.

While the appetite for gold appears to have waned in the North American markets, demand internationally remains robust with large buyers soaking up the liquidity coming out of North American ETFs. According to the World Gold Council (WGC), Indian gold imports should reach 300-400 tonnes in the second quarter of 2013, an increase of more than 200% year-over-year despite recent government constraints on gold imports. Likewise, the WGC is estimating that gold imports into China could reach 880 tonnes during 2013. For both China and India, these are record levels of gold demand. We believe this international demand will help to support the gold price in the coming months.

Chart 1: Global ETF Gold Bullion Holdings (Jan 2005 – May 2013)

Source: Bloomberg, ASA

There are several reasons why we believe gold mining shares offer greater value than gold bullion or ETFs. These are dividends, growth, valuation, and leverage. While gold bullion offers many of the portfolio diversification benefits desired by investors, gold does not provide dividends or the possible long-term growth that the mining shares do. Mining shares also have traditionally provided greater leverage to changes in the gold price as rising commodity prices have typically resulted in substantial margin improvements for mining companies. The performance of gold mining shares during the last two years as compared to gold bullion has left mining shares as an inexpensive way of leveraging a potential increase in the gold price. We continue to view gold equities as the best option for diversification given their dividends, leverage to the gold price and current inexpensive valuations.

The South African platinum mining sector has been adversely affected during the last six months, with much of the news related to South African mining remaining negative due to increased levels of work stoppages and slim profitability. Continued high levels of labor unrest and rising production costs have constrained production for platinum and palladium (PGMs). On the other hand, recent figures related to the demand for PGMs from the automotive industry have been largely positive, with both Ford and Chrysler reporting significant increases in demand for automobiles, which are the largest consumers of PGMs. While demand from the European manufacturers remains soft due to weaker than expected European auto demand, all three of the big U.S. automobile manufacturers are looking to work through the summer and have cancelled planned shutdowns which have limited production in the last several years. With demand for cars seeming to turn the corner, we suspect it is just a matter of time before automotive manufacturers begin to work through their PGM inventories, resulting in rising demand reflected in the prices for platinum and palladium. The Company has increased its investments in PGMs via ETFs as we believe that both metals contain favorable outlooks given the general improvement in the U.S. economy, positive auto demand outlook and potential economic stabilization of Europe. However, ASA’s positive view of the PGMs does not extend to the South African platinum miners, as mining operations in that country continue to suffer from the negative business environment and volatile labor relations. As ASA’s shareholders are aware, management has sharply reduced investments in South Africa over the last five years. ASA’s total exposure to South African mining companies has declined to an all-time low of 11.5% of net assets versus 71.6% ten years ago.

Chart 2: Asset Allocation by Country of Domicile

Source: ASA, Totals may not equal 100% due to independent rounding

Management of ASA has utilized the recent decline in the gold price to establish positions in several new companies as the price weakness has created more attractive valuations. In the first half of fiscal 2013, ASA added three new positions to the portfolio and increased its holdings in four existing investments. In the first quarter, ASA initiated a new investment in Torex Gold Resources Inc., a company developing the Morelos project in Mexico. We believe that Torex is well-positioned to continue exploring their highly prospective land package and move their project towards production. A series of positive news releases from Torex in recent months has continued to reinforce our view of this new investment. Argonaut Gold Inc., a small gold producer with a first-class management team, was added to the portfolio during the second quarter. Argonaut is not only cash flow positive but has a strong growth profile that we believe is achievable without the need for significant external capital. With investor interest in the sector at low levels, finding capital to develop a new project is very difficult and thus a company such as Argonaut is well-positioned for the current environment. New Gold Inc. was also added to the portfolio in the second quarter. New Gold’s diversified asset base, relatively safe regional exposure and strong leadership make it a high-quality addition to the portfolio. Perhaps the most significant change in the Company’s portfolio compared to last year’s Schedule of Investments is the growing allocation to Freeport McMoRan Copper & Gold Inc. Freeport is one of the world’s largest copper producers and also one of the world’s largest gold producers due to by-product production from the Grasberg mine in Indonesia. Recent production difficulties at this mine, combined with some unpopular corporate activities, have led to a period of weak performance, which has allowed ASA to increase our investment in the company. Over the long-term, we believe Freeport is one of the strongest mining companies in the industry. Each of the recently added companies has a different risk/reward profile and we believe that by adding exposure to all four companies, combined with additional investments in existing positions, we have lowered the volatility of the portfolio while gaining exposure to high-quality assets with strong return potential.

ASA sold shares in seven of its holdings during the first half of fiscal 2013. Positions were trimmed that had outperformed and had become disproportionately large in relation to the total portfolio. From a risk management perspective, capital was reallocated from these investments to new, higher potential return opportunities. Additionally, ASA sold shares of companies that we believe face significant hurdles in the near term or have management teams that seem to be on the wrong track. We expect that these companies may underperform their peers while their issues are being resolved and believe that ASA capital is better invested elsewhere.

Overall, we believe that the very high level of volatility witnessed in the gold and precious metals sector is likely to continue for the remainder of the 2013 fiscal year. Investors remain skeptical of the growth plans for the mining companies and the market remains skittish regarding the outlook for precious metals in light of the general improvements in the global economic environment. While the demand for gold appears to be well supported by Chinese and Indian investors, North American investors continue to anticipate an end to quantitative easing in the United States and have reduced their holdings of gold bullion. With management of the mining companies increasingly focused on improving the returns to shareholders, we remain optimistic that these companies can begin to improve operating results over the next two years. We believe that many of the miners have been oversold in this environment and expect that high-quality miners with solid management teams will outperform over the long-term.

David Christensen

President, Chief Executive Officer and Chief Investment Officer
July 19, 2013

Copies of the Company’s financial reports, as well as its latest NAV, may be requested from ASA Gold and Precious Metals Limited, 400 S. El Camino Real, Suite 710, San Mateo, CA 94402, (650) 376-3135 or (800) 432-3378, or may be found on ASA’s website (www.asaltd.com). Shareholders are encouraged to visit the website for other important information about ASA, including press releases, historical NAV, share price and tax related information. Please direct your attention to the availability of the Dividend Reinvestment and Stock Purchase Plan and see page 20 of this report for further information.

Forward-Looking Statements

This shareholder letter includes forward-looking statements within the meaning of U.S. federal securities laws that are intended to be covered by the safe harbors created thereunder. The Company’s actual performance or results may differ from its beliefs, expectations, estimates, goals and projections, and consequently, investors should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and generally can be identified by words such as “believe,” “anticipate,” “estimate,” “expect,” “intend,” “should,” “may,” “will,” “seek,” or similar expressions or their negative forms, or by references to strategy, plans, goals or intentions. The absence of these words or references does not mean that the statements are not forward-looking. The Company’s performance or results can fluctuate from month to month depending on a variety of factors, a number of which are beyond the Company’s control and/or are difficult to predict, including without limitation: the Company’s investment decisions, the performance of the securities in its investment portfolio, economic, political, market and financial factors, and the prices of gold, platinum and other precious minerals that may fluctuate substantially over short periods of time. The Company may or may not revise, correct or update the forward-looking statements as a result of new information, future events or otherwise.

The Company concentrates its investments in the gold and precious minerals sector. This sector may be more volatile than other industries and may be affected by movements in commodity prices triggered by international monetary and political developments. The Company is a non-diversified fund and, as such, may invest in fewer investments than that of a diversified portfolio. The Company may invest in smaller-sized companies that may be more volatile and less liquid than larger more established companies. Investments in foreign securities, especially those in the emerging markets, may involve increased risk as well as exposure to currency fluctuations. Shares of closed-end funds frequently trade at a discount to net asset value. All performance information reflects past performance and is presented on a total return basis. Past performance is no guarantee of future results. Current performance may differ from the performance shown.

This shareholder letter does not constitute an offer to sell or solicitation of an offer to buy any securities.

Certain Investment Policies and Restrictions (Unaudited)

The following is a summary of certain of the Company’s investment policies and restrictions and is subject to the more complete statements contained in documents filed with the Securities and Exchange Commission.

The concentration of investments in a particular industry or group of industries. It is a fundamental policy (i.e., a policy that may be changed only by shareholder vote) of the Company that at least 80% of its total assets be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion. Compliance with the percentage limitation relating to the concentration of the Company’s investments will be measured at the time of investment. If investment opportunities deemed by the Company to be attractive are not available in the types of securities referred to in the preceding paragraph, the Company may deviate from the investment policy outlined in that paragraph and make temporary investments of unlimited amounts in securities issued by the U.S. Government, its agencies or instrumentalities or other high quality money market instruments.

The percentage of voting securities of any one issuer that the company may acquire. It is a non-fundamental policy (i.e., a policy that may be changed by the Board of Directors) of the Company that the Company shall not purchase a security if, at the time of purchase, more than 20% of the value of its total assets would be invested in securities of the issuer of such security.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of
ASA Gold and Precious Metals Limited

We have reviewed the accompanying consolidated statement of assets and liabilities of ASA Gold and Precious Metals Limited (the “Company”), including the consolidated schedule of investments, as of May 31, 2013 and May 31, 2012, and the related consolidated statement of operations for the six month periods ended May 31, 2013 and May 31, 2012, the consolidated statement of changes in net assets for the six month period ended May 31, 2013, and the financial highlights for the six-month periods ended May 31, 2013 and May 31, 2012. These financial statements and financial highlights are the responsibility of the Company’s management.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the statement of changes in net assets and the financial highlights for the year ended November 30, 2012 and in our report dated January 19, 2013, we expressed an unqualified opinion on such financial statements and financial highlights. Other auditors have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the financial highlights for each of the four years in the period ended November 30, 2011 and in their report, dated January 24, 2012, they expressed an unqualified opinion on those financial highlights.

Tait, Weller & Baker LLP Philadelphia, Pennsylvania July 19, 2013

Consolidated Schedule of Investments
(Unaudited)

May 31, 2013 and May 31, 2012		2013			2012

Name of Company	Shares/ Principal Amount	Value	Percent of Net Assets	Shares/ Principal Amount	Value	Percent of Net Assets

Common Shares

Gold and Silver Investments Gold mining, exploration, development and royalty companies
Australia
CGA Mining Limited, (1)	—	$—	—%	1,343,700	$2,120,673	0.5%
Newcrest Mining Limited – ADRs	1,315,000	18,054,950	6.0	1,315,000	31,546,850	6.9
Silver Lake Resources Limited, (1)	1,550,000	1,201,639	0.4	1,550,000	4,194,381	0.9

		19,256,589	6.4		37,861,904	8.3

Canada
Agnico-Eagle Mines Limited	429,300	13,741,893	4.5	329,300	12,296,062	2.7
Alacer Gold Corp., (2)	1,343,400	2,900,449	1.0	1,343,400	7,479,231	1.6
Argonaut Gold Inc., (1)	393,000	2,981,118	1.0	—	—	—
B2Gold Corp., (1)	994,338	2,501,419	0.8	—	—	—
Barrick Gold Corporation	1,150,000	24,288,000	8.0	1,250,000	48,825,000	10.7
Belo Sun Mining Corp., (1)	2,600,000	1,553,735	0.5	—	—	—
Centerra Gold Inc.	625,000	2,301,205	0.8	625,000	6,529,580	1.4
Detour Gold Corporation, (1)	250,000	2,573,494	0.9	250,000	5,129,260	1.1
Eldorado Gold Corporation	650,000	5,180,500	1.7	650,000	7,169,500	1.6
Franco-Nevada Corporation	225,000	9,381,687	3.1	125,000	5,256,342	1.2
Goldcorp Inc.	1,082,400	31,508,664	10.4	1,182,400	42,838,352	9.4
IAMGOLD Corporation	—	—	—	600,000	6,402,000	1.4
Kinross Gold Corporation	1,000,000	6,410,000	2.1	1,325,000	10,560,250	2.3
New Gold Inc., (1)	600,000	4,086,000	1.4	—	—	—
NovaGold Resources Inc., (1)	—	—	—	1,235,168	6,991,051	1.5
Osisko Mining Corporation, (1)	1,292,400	5,555,763	1.8	442,400	3,302,579	0.7
Torex Gold Resources Inc., (1)	1,900,000	3,113,253	1.0	—	—	—
West Kirkland Mining Inc., (1)(3)	909,091	131,435	0.0	909,091	312,478	0.1
West Kirkland Mining Inc., C$1.50 Warrants, 11/22/2012, (1)(3)	—	—	—	454,545	—	—

		118,208,614	39.1		163,091,685	35.8

Channel Islands
Randgold Resources Limited – ADRs	419,700	32,896,086	10.9	494,700	39,254,445	8.6

Peru
Compañia de Minas Buenaventura S.A.A. – ADRs	909,000	16,316,550	5.4	909,000	35,578,260	7.8

South Africa
AngloGold Ashanti Limited	593,194	10,760,539	3.6	793,194	28,602,576	6.3
Gold Fields Limited	1,029,577	6,249,532	2.1	1,629,577	21,591,895	4.7
Harmony Gold Mining Company Limited	400,000	1,672,000	0.6	400,000	3,944,000	0.9
Sibanye Gold Limited, (1)	1,029,577	931,767	0.3	—	—	—

		19,613,839	6.5		54,138,471	11.9

United States
Newmont Mining Corporation	620,368	21,266,215	7.0	520,368	24,540,555	5.4
Royal Gold, Inc.	210,000	11,499,600	3.8	210,000	14,204,400	3.1

		32,765,815	10.8		38,744,955	8.5

Total gold mining, exploration, development and royalty companies (Cost $220,447,544 – 2013, $209,525,765 – 2012)		239,057,493	79.1		368,669,720	81.0

Silver mining, exploration and development companies
Canada
Tahoe Resources Inc., (1)	923,200	13,427,555	4.4	923,200	14,999,318	3.3

Total silver mining, exploration and development companies (Cost $6,709,422 – 2013 & 2012)		13,427,555	4.4		14,999,318	3.3

Total gold and silver investments (Cost $227,156,966 – 2013, $216,235,187 – 2012)		252,485,048	83.5		383,669,038	84.3

Consolidated Schedule of Investments
(Unaudited) (continued)

May 31, 2013 and May 31, 2012		2013			2012

Name of Company	Shares/ Principal Amount	Value	Percent of Net Assets	Shares/ Principal Amount	Value	Percent of Net Assets

Platinum and Palladium Investments Platinum and palladium mining companies
South Africa
Anglo American Platinum Limited, (1)	220,100	$7,175,277	2.4%	345,100	$19,278,986	4.2%
Impala Platinum Holdings Limited	772,400	8,112,802	2.7	1,322,400	20,791,721	4.6

		15,288,080	5.1		40,070,707	8.8

Exchange traded funds
ETFS Palladium Trust, (1)	70,000	5,133,800	1.7	40,000	2,412,400	0.5
ETFS Platinum Trust, (1)	22,500	3,210,525	1.1	10,000	1,395,400	0.3

		8,344,325	2.8		3,807,800	0.8

Total platinum and palladium investments (Cost $8,733,391 – 2013, $5,801,107 – 2012)		23,632,405	7.8		43,878,507	9.6

Diamond Mining, Exploration and Development Companies
Canada
Stornoway Diamond Corporation, (1)	1,639,500	948,145	0.3	1,639,500	1,317,569	0.3

Total diamond mining, exploration and development companies (Cost $3,928,898 2013 & 2012)		948,145	0.3		1,317,569	0.3

Diversified Mineral Resources Companies
Canada
NovaCopper Inc., (1)	205,861	358,198	0.1	205,861	504,359	0.1

United Kingdom
Anglo American plc	200,000	4,639,949	1.5	414,800	12,593,861	2.8

United States
Freeport-McMoRan Copper & Gold Inc.	550,000	17,077,500	5.6	300,000	9,612,000	2.1

Total diversified mineral resources companies (Cost $19,991,927 – 2013, $12,356,213 – 2012)		22,075,648	7.3		22,710,220	5.0

Total common shares (Cost $259,811,182 – 2013, $238,321,405 – 2012)		299,141,245	98.9		451,575,334	99.2

Total investments (Cost $259,811,182 – 2013, $238,321,405 – 2012), (4)		299,141,245	98.9		451,575,334	99.2
Cash, receivables, and other assets less liabilities		3,216,461	1.1		3,664,210	0.8

Net assets		$302,357,706	100.0%		$455,239,544	100.0%

(1)	Non-income producing security.

(2)	Non-income producing security 2012 only.

(3)	Restricted security.

(4)	Cost of investments shown approximates cost for U.S. federal income tax purposes, determined in accordance with U.S. federal income tax principles. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at May 31, 2013 were $106,394,751 and $67,064,688, respectively, resulting in net unrealized appreciation on investments of $39,330,063. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at May 31, 2012 were $249,816,863 and $36,562,934 respectively, resulting in net unrealized appreciation on investments of $213,253,929.

ADR – American Depository Receipt

May not total due to independent rounding.

The notes to consolidated financial statements form an integral part of these statements.

Portfolio Statistics (Unaudited)

May 31, 2013 and May 31, 2012

Geographic breakdown*	2013	2012

Australia	6.4%	8.3%
Canada	44.0%	39.5%
Channel Islands	10.9%	8.6%
Peru	5.4%	7.8%
South Africa	11.5%	20.7%
United Kingdom	1.5%	2.8%
United States	19.2%	11.5%
Cash	1.1%	0.8%

	100.0%	100.0%

*	Geographic breakdown, which is based on company domiciles, is expressed as a percentage of total net assets including cash.

Principal Portfolio Changes During Six Month Periods Ended

May 31, 2013 and May 31, 2012 (unaudited)

	2013		2012
Investment	Increase	Decrease	Increase	Decrease

Agnico-Eagle Mines Limited		50,000		145,700
Anglo American plc		64,800
Argonaut Gold Inc.	393,000
B2Gold Corp.*	994,338
Barrick Gold Corporation		100,000
Belo Sun Mining Corp.	600,000
Centerra Gold Inc.			300,000
Centamin plc				3,250,000
CGA Mining Limited*		1,343,700	1,343,700
ETFS Palladium Trust	30,000
ETFS Platinum Trust	12,500
Freeport-McMoRan Copper & Gold Inc.	75,000		200,000
Goldcorp Inc.		100,000	100,000
Harmony Gold Mining Company Limited			150,000
IAMGOLD Corporation		600,000
Kinross Gold Corporation		325,000
Lake Shore Gold Corp.				1,500,000
Lonmin Plc–ADRs				189,700
New Gold Inc.	600,000
Newcrest Mining Limited–ADRs				250,000
NovaCopper Inc.**			205,861
NOVAGOLD RESOURCES INC.				500,000
Osisko Mining Corporation			192,400
Randgold Resources Limited–ADRs		25,000
Sibanye Gold Limited**	1,029,577
Silver Lake Resources Limited			450,000
Torex Gold Resources Inc.	1,900,000

*	B2Gold Corp. acquired CGA Mining Limited on February 6, 2013 for 0.74 B2Gold Corp. share per 1 CGA Mining Limited share

**	Position received as a result of a reorganization

Consolidated Statements of Assets and Liabilities
(Unaudited)

May 31, 2013 and May 31, 2012

Assets	2013	2012

Investments, at value
Cost $259,811,182 in 2013
$238,321,405 in 2012	$299,141,245	$451,575,334
Cash & cash equivalents	3,929,685	4,494,110
Dividends receivable	504,006	348,055
Other assets	85,936	64,924

Total assets	$303,660,872	$456,482,423

Liabilities

Accrued affiliate expenses	$501,068	$381,839
Accounts payable and accrued liabilities	169,672	198,855
Liability for retirement benefits due to current and future retired directors	632,426	662,185

Total liabilities	$1,303,166	$1,242,879

Net Assets	$302,357,706	$455,239,544

Common shares $1 par value Authorized: 40,000,000 shares Issued and Outstanding: 19,289,905 shares	$19,289,905	$19,289,905
Share premium (capital surplus)	1,372,500	1,372,500
Undistributed net investment income	20,650,078	20,950,182
Undistributed net realized gain from investments	333,129,829	308,740,197
Undistributed net realized (loss) from foreign currency transactions	(111,413,227)	(108,364,918)
Net unrealized appreciation on investments	39,330,063	213,253,929
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	(1,442)	(2,251)

Net assets	$302,357,706	$455,239,544

Net asset value per share	$15.67	$23.60

The closing prices of the Company’s shares on the New York Stock Exchange were $14.34 and $22.40 on May 31, 2013 and 2012, respectively.

The notes to consolidated financial statements form an integral part of these statements.

Consolidated Statements of Operations
(Unaudited)

For the six months ended May 31, 2013 and May 31, 2012

	2013	2012

Investment income
Dividend income (net of foreign withholding taxes of $741,534 and $479,501, respectively, and ADR fees of $24,172 and $36,784, respectively)	$2,775,179	$3,240,352
Interest income	3,456	4,204

Total investment income	2,778,635	3,244,556

Expenses
Shareholder reports and proxy expenses	91,468	88,070
Directors’ fees and expenses	122,496	134,726
Retired directors’ fees	45,000	45,000
Investment research	433,290	375,632
Administration and operations	743,551	697,874
Fund accounting	83,288	89,888
Transfer agent, registrar and custodian	58,352	78,334
Legal fees	191,132	278,747
Audit fees	28,500	28,050
Professional fees – other	2,000	300
Insurance	71,197	78,510
Dues and listing fees	25,000	25,000
Adviser operating expenses	35,531	176,636
Other	1,880	1,735

Total expenses	1,932,685	2,098,502
Less – reduction in retirement benefits due to directors	—	—

Net expenses	1,932,685	2,098,502

Net investment income (loss)	845,950	1,146,054

Net realized and unrealized gain from investments and foreign currency transactions
Net realized gain from investments
Proceeds from sales	14,609,871	23,777,243
Cost of securities sold	24,682,513	24,167,531

Net realized gain (loss) from investments	(10,072,642)	(390,288)

Net realized income (loss) from foreign currency transactions
Investments	(281,370)	15,750
Foreign currency	8,103	(9,848)

Net realized gain (loss) from foreign currency transactions	(273,267)	5,902

Net increase (decrease) in unrealized appreciation on investments
Balance, beginning of period	193,385,010	384,272,197
Balance, end of period	39,330,063	213,253,929

Net increase (decrease) in unrealized appreciation on investments	(154,054,947)	(171,018,268)

Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	(1,344)	(5,184)

Net realized and unrealized gain (loss) from investments and foreign currency transactions	(164,402,200)	(171,407,838)

Net increase (decrease) in net assets resulting from operations	$(163,556,250)	$(170,261,784)

The notes to consolidated financial statements form an integral part of these statements.

Consolidated Statements of Changes in Net Assets

	Six months ended
	May 31, 2013	Year ended
	(Unaudited)	November 30, 2012

Net investment income (loss)	$845,950	$1,721,535
Net realized gain (loss) from investments	(10,072,642)	39,680,615
Net realized gain (loss) from foreign currency transactions	(273,267)	(2,769,140)
Net increase (decrease) in unrealized appreciation on investments	(154,054,947)	(190,887,187)
Net increase in unrealized gain (loss) on translation of assets and liabilities in foreign currency	(1,344)	(3,031)

Net increase (decrease) in net assets resulting from operations	(163,556,250)	(152,257,208)
Dividends paid/payable
From net investment income	(578,697)	(1,721,535)
From net realized gain from investments	—	(5,608,629)

Net increase (decrease) in net assets	(164,134,947)	(159,587,372)
Net assets, beginning of period	466,492,653	626,080,025

Net assets, end of period (including undistributed net investment income of $20,650,078 in 2013 and $20,382,825 at November 30, 2012)	$302,357,706	$466,492,653

The notes to consolidated financial statements form an integral part of these statements.

Notes to Consolidated Financial Statements (Unaudited)

Six months ended May 31, 2013 and May 31, 2012

1. Organization These consolidated financial statements include ASA Gold and Precious Metals Limited (the “Company”), and its wholly owned subsidiary, ASA Gold and Precious Metals Advisers, LLC. The Company is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, and was organized as an exempted limited liability company under the laws of Bermuda. ASA Gold and Precious Metals Advisers, LLC (the “Adviser”) is registered as an investment adviser with the state of California and is organized under the laws of Delaware.

2. Summary of significant accounting policies

The following is a summary of the significant accounting policies:

A. Security valuation

The net asset value of the Company generally is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) or the Toronto Stock Exchange (the “TSX”), whichever is later, on the date for which the valuation is being made (the “Valuation Time”). Portfolio securities listed on U.S. and foreign stock exchanges generally are valued at the last reported sale price as of the Valuation Time on the exchange on which the securities are primarily traded, or the last reported bid price if a sale price is not available. Securities traded over the counter are valued at the last reported sale price or the last reported bid price if a sale price is not available. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets.

Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures approved by, the Company’s Board of Directors. If a security is valued at a “fair value”, that value may be different from the last quoted price for the security. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the nature of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion rights on the security; and changes in overall market conditions.

Where the Company holds securities listed on foreign stock exchanges and American Depository Receipts (“ADRs”) representing these securities are actively traded on the NYSE, the securities normally are fair valued based on the last reported sales price of the ADRs.

The difference between cost and fair value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

B. Restricted securities

The Company held investments in restricted securities of 0.04% of net assets at May 31, 2013 and 0.07% of net assets at May 31, 2012, valued in accordance with procedures approved by the Company’s Board of Directors as follows:

Restricted Securities
May 31, 2013

Shares	Cost	Issuer	Value Per Unit	Value	Acquisition Date

909,091	$1,008,370	West Kirkland Mining Inc.	$0.14	$131,435	11/22/2011

Restricted Securities (1)
May 31, 2012

Shares / Warrants	Cost	Issuer	Value Per Unit	Value	Acquisition Date

909,091	$1,008,370	West Kirkland Mining, Inc.	$0.34	$312,478	11/22/2011
454,545	$0	West Kirkland Mining, Inc.	$0.00	$0	11/22/2011

(1)	At August 31, 2012, to take a more conservative approach, the securities of West Kirkland Mining, Inc. were reclassified as “restricted”.Therefore, we have amended the Restricted Securities table as of May 31, 2012 to reflect those changes.

C. Fair value measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Company would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Company’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 —	unadjusted quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2013 and May 31, 2012 in valuing the Company’s investments at fair value:

Investments in Securities
Measurements at May 31, 2013

Description (1)	Level 1	Level 2	Level 3	Total

Common Shares
Gold and silver investments	$232,739,774	$19,745,274	$—	$252,485,048
Platinum and palladium investments	23,632,405	—	—	23,632,405
Diamond mining, exploration and development companies	948,145	—	—	948,145
Diversified mineral resources companies	17,435,698	4,639,949		22,075,648

Total	$274,756,022	$24,385,223	$—	$299,141,245

Transfers in and out of levels are recognized at the end of the period. There were no transfers in and out of Levels, 1, 2, and 3 at May 31, 2013.

(1)	See consolidated schedules of investments for country classifications.
May not total due to independent rounding.

Investments in Securities
Measurements at May 31, 2012

Description (1)	Level 1	Level 2	Level 3	Total

Common Shares and Warrants
Gold and silver investments (2),(3)	$329,218,089	$54,450,949	$—	$383,669,038
Platinum and palladium investments	43,878,507	—	—	43,878,507
Diamond mining, exploration and development companies	1,317,569	—	—	1,317,569
Diversified mineral resources companies (2)	10,116,359	12,593,861	—	22,710,220

Total	$384,530,524	$67,044,810	$—	$451,575,334

(1)	See consolidated schedules of investments for country classifications.

(2)	May 31, 2012 figures adjusted to reflect recategorization of investment classifications.

(3)	At August 31, 2012, to take a more conservative approach, the securities of West Kirkland Mining, Inc. were reclassified from Level 1 to Level 2. Therefore, we have amended the above table as of May 31, 2012 to reflect those changes.

D. Cash & Cash Equivalents

The Company considers all money market and all highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. The majority of the Company’s cash equivalents at May 31, 2013 and 2012 consisted of overnight deposit of excess funds in a commercial paper sweep instrument issued by JPMorgan Chase & Co.

E. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange reported one hour after the Valuation Time. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the statements of operations.

F. Securities Transactions and Investment Income

During the six months ended May 31, 2013, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $14,609,871 and $19,025,941, respectively. During the six months ended May 31, 2012, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $23,777,243 and $24,135,953, respectively.

Dividend income is recorded on the ex-dividend date, net of withholding taxes or ADR fees, if any. Interest income is recognized on the accrual basis.

G. Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The reporting for financial statement purposes of dividends paid from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. The differences are caused primarily by the separate line item reporting for financial statement purposes of foreign exchange gains or losses.

H. Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

I. Basis of Presentation

The consolidated financial statements are presented in U.S. dollars.

J. Income Taxes

In accordance with U.S. GAAP requirements regarding accounting for uncertainties on income taxes, management has analyzed the Company’s tax positions taken on federal and state income tax returns, as applicable, for all open tax years (2010-2013). As of May 31, 2013 and May 31, 2012, the Company has not recorded any unrecognized tax benefits. The Company’s policy, in the event that it had unrecognized benefits, would be to recognize accrued interest and penalties in operating expenses.

3. Tax status of the Company The Company is not subject to Bermuda tax as an exempted limited liability company organized under the laws of Bermuda. Nor is the Company generally subject to U.S. federal income tax, since it is a non-U.S. corporation whose only business activities in the United States is trading in stocks or securities for its own account; under U.S. federal tax law that activity does not constitute a trade or business within the United States, even if its principal office is located therein. As a result, its gross income is not subject to U.S. federal income tax, though certain types of income it earns from U.S. sources (such as dividends of U.S. payors) are subject to withholding tax.

On July 23, 2010, the Securities and Exchange Commission (the “SEC”) granted the Company no-action relief to organize a wholly owned investment adviser subsidiary. In reliance on such relief, the Company established ASA Gold and Precious Metals Advisers, LLC (the “Adviser”) as a Delaware limited liability company on December 8, 2010. The Adviser is a taxable entity, subject to federal, state, and local taxes.

4. Exemptive Order The Company is a closed-end investment company and operates pursuant to an exemptive order issued by the SEC pursuant to Section 7(d) of the 1940 Act (the “Order”). The Order was originally conditioned upon the Company, among other things, complying with certain more requirements relating to the custody of assets and settlement of securities transactions outside of the United States than those required of other registered investment companies. These conditions made it more difficult for the Company to implement a flexible investment strategy and to fully achieve its desired portfolio diversification than if it were not subject to such requirements. On June 18, 2013, the SEC issued an order (text of relief granted is available at http://www.sec.gov/Archives/edgar/data/1230869/999999999713009907/filename1.pdf) that relaxed certain conditions contained in the Company’s then existing exemptive order, most notably, the Company’s ability to hold assets and settle trades in Canada, Australia, the United Kingdom, South Africa and Hong Kong.

5. Retirement plans The Company has recorded a liability for retirement benefits due to retired directors and one current director upon retirement. The liability for these benefits at May 31, 2013 and 2012 was $632,426 and $662,185, respectively. A director whose first election to the Board of Directors was prior to January 1, 2008 qualifies to receive retirement benefits if he has served the Company (and any of its predecessors) for at least twelve years prior to retirement. Directors elected on or after January 1, 2008 are not eligible to participate in the plan.

6. Concentration risk The Company invests at least 80% of its total assets in securities of companies engaged, directly or indirectly, in the exploration, mining or processing of gold or other precious minerals. The Company also invests a substantial portion of its assets in countries that are domiciled and/or have operations outside of the United States, including emerging market countries, such as South Africa. The Company is, therefore, subject to gold and precious metals related risk as well as risk related to investing in foreign securities, including political, economic, regulatory, liquidity, currency fluctuation, and foreign exchange risks. The Company currently is invested in a limited number of securities and thus, holds large positions in certain securities. Because the Company’s investments are concentrated in a limited number of securities of companies involved in the holding or mining of gold and other precious minerals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

7. Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

8. Investment adviser subsidiary On July 23, 2010, the SEC granted the Company no-action relief to organize a wholly owned investment adviser subsidiary. In reliance on such relief, the Company established ASA Gold and Precious Metals Advisers, LLC (the “Adviser”) as a Delaware limited liability company on December 8, 2010.

The Company incurred allocated expenses of $35,531 and $176,636, respectively, for the administration and operations of the Adviser during the six months ended May 31, 2013 and May 31, 2012, which are reflected in “Expenses” on the Consolidated Statement of Operations. On December 22, 2011, the Company segregated $12,000 in cash for the benefit of the Adviser to satisfy California Minimum Financial Requirements that apply to investment advisers registered in California.

9. Compensation matters For the six months ended May 31, 2013 and May 31, 2012, the aggregate remuneration paid to the Company’s officers was $899,195 and $917,211, respectively. The aggregate remuneration paid to the Company’s directors was $104,000 and $107,000, respectively. In addition, $400,794 and $369,338, respectively, was accrued for bonuses to the Company’s officers and employees.

At July 19, 2012, the Company paid $232,506 pursuant to a mutual separation agreement, unused vacation, and consideration of former General Counsel, Chief Compliance Officer and Secretary Steven Schantz’ execution of a release and waiver of claims.

10. Operating lease commitment In September 2012, the Company amended its current lease for an additional five years in San Mateo, CA for approximately 2,500 square feet to be used as office space for its employees. The lease provides for future minimum rental payments in the aggregate amount of $574,290 as of May 31, 2013. The lease contains escalation clauses relating to the tenant’s share of insurance, operating expenses and tax expenses of the lessor.

Future minimum rental commitments under the lease are as follows:

06/01/13-02/28/14	$76,938
03/01/14-02/28/15	118,880
03/01/15-02/29/16	122,452
03/01/16-02/28/17	126,124
03/01/17-02/28/18	129,896

Total	$574,290

11. Shares repurchased In June 2011, the Company’s Board of Directors approved the reauthorization of the Share Repurchase Plan. The Company may from time to time purchase its common shares at a discount to NAV on the open market in such amounts and at such prices as the Company may deem advisable.

The Company had 19,289,905 shares outstanding as of May 31, 2013 and May 31, 2012. There were no repurchases during the six months ended May 31, 2013 or fiscal year ended November 30, 2102.

12. New accounting pronouncements In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a company’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU

No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Company believes the adoption of these ASUs will not have a material impact on its financial statements.

13. Subsequent event In accordance with U.S. GAAP provisions, management has evaluated the possibility of subsequent events existing in the Company’s financial statements through the date the financial statements were issued. On June 18, 2013, the SEC issued an order (text of relief granted is available at http://www.sec.gov/Archives/edgar/data/1230869/999999999713009907/filename1.pdf) that relaxed certain conditions contained in the Company’s then existing exemptive order, most notably, the Company’s ability to hold assets and settle trades in Canada, Australia, the United Kingdom, South Africa and Hong Kong. See note 4 for additional information.

Financial Highlights

	(Unaudited) Six months ended May 31				Year ended November 30

Per share operating performance (8)	2013		2012		2012	2011	2010	2009 (4)	2008 (4)

Net asset value, beginning of period	$24.18		$32.46		$32.46	$34.45	$29.85	$15.79	$28.26
Net investment income (loss)	0.04		0.06		0.09	0.11	(0.01)	(0.01)	0.21
Net realized gain (loss) from investments	(0.52)		(0.02)		2.06	1.17	2.17	3.33	6.00
Net realized gain (loss) from foreign currency transactions	(0.01)		—		(0.15)	—	(0.04)	(0.26)	(0.37)
Net increase (decrease) in unrealized appreciation on investments	(7.99)		(8.87)		(9.90)	(2.93)	2.82	11.21	(15.89)
Net unrealized income (loss) on translation of assets and liabilities in foreign currency	—		—		—	—	—	—	—

Net increase (decrease) in net assets resulting from operations	(8.48)		(8.83)		(7.90)	(1.65)	4.94	14.27	(10.05)

Dividends
From net investment income	(0.03)		(0.03)		(0.09)	(0.18)	(0.02)	(0.03)	(0.21)
From net realized gain on investments	—		—		(0.29)	(0.18)	(0.32)	(0.43)	(0.46)
Capital share transactions:
Effect of tender offer / share repurchase	—		—		—	0.02	—	0.25	(1.75)

Net asset value, end of period	$15.67		$23.60		$24.18	$32.46	$34.45	$29.85	$15.79

Market value, end of period	$14.34		$22.40		$22.00	$28.85	$33.87	$26.52	$14.08

Total investment return
Based on market price (1)	(34.68	%) (6)	(22.25	%) (6)	(22.43%)	(13.73%)	29.09%	101.15%	(42.12%)
Based on net asset value (2)	(35.04	%) (6)	(27.19	%) (6)	(24.20%)	(4.57%)	16.61%	101.97%	(43.91%)

Ratio of average net assets
Expenses (3)(5)	0.98	% (7)	0.76	% (7)	0.78%	0.60%	0.89%	0.81%	0.86%
Net investment income (loss)	0.44	% (7)	0.42	% (7)	0.33%	0.31%	(0.03%)	(0.06%)	0.80%

Supplemental data
Net assets, end of period (000 omitted)	$302,358		$455,240		$466,493	$626,080	$669,633	$580,355	$341,095
Portfolio turnover rate	3.77	% (6)	4.36	% (6)	11.24%	5.56%	10.46%	7.93%	21.33%
Shares outstanding (000 omitted)	19,290		19,290		19,290	19,290	19,440	21,240	26,400

(1)	Total investment return is calculated assuming a purchase of common shares at the current market price at close the day before and a sale at the current market price at close on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(2)	Total investment return is calculated assuming a purchase of common shares at the current net asset value at close the day before and a sale at the current net asset value on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(3)	The reduction in retirement benefits due to directors reduced the ratio of expenses to average net assets in 2009 from .87% to .81%.

(4)	Per share amounts and shares outstanding or weighted average shares have been restated to reflect 3-for-1 stock split that occurred in May 2010.

(5)	The “Adviser operating expenses” impacted the expense ratio by 0.01% and 0.03% during the six months ended May 31, 2013 and May 31, 2012. The “Adviser operating expenses” impacted the expense ratio by 0.04% and 0.02% during fiscal years 2012 and 2011, respectively.

(6)	Not annualized

(7)	Annualized

(8)	Per share amounts from operations have been calculated using the average shares outstanding method.

The notes to consolidated financial statements form an integral part of these statements.

Certain Tax Information for U.S. Shareholders

The Company is a “passive foreign investment company” (“PFIC”) for United States federal income tax purposes. In view of this, United States investors holding shares in taxable accounts are strongly urged to review the important tax information regarding the consequences of an investment in the common shares of the Company, which may be found in the most recent annual report and at www.asaltd.com. Due to the complexity and potentially adverse effect of the applicable tax rules, U.S. shareholders are strongly urged to consult their own tax advisors concerning the impact of these rules on their investment in the Company and on their individual situations.

Direct Stock Purchase and Dividend Reinvestment Plan

Computershare Trust Company, N.A. (“Computershare”) has been authorized by the Company to offer and administer the Computershare Investment Plan, a direct stock purchase and dividend reinvestment plan (“CIP”) to shareholders as well as new investors or non shareholders. Shareholders and new investors may elect to participate in the CIP by signing an enrollment form or by going to www.computershare.com/investor and following the instructions. New investors or non shareholders must include a minimum initial investment of at least $500. Computershare as agent will apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company’s shares (including shares registered in his or her name and shares accumulated under the CIP) and (ii) any optional cash purchases ($50 minimum, subject to an annual maximum of $250,000) received from such participant.

For the purpose of making purchases, Computershare will commingle each participant’s funds with those of all other participants in the CIP. The price per share of shares purchased for each participant’s account shall be the weighted average price of all shares purchased in the open market with the net funds available from a cash dividend and any voluntary cash purchases being invested. Any stock dividends or split shares distributed on shares held in the CIP will be credited to the participant’s account.

A one-time $10 enrollment fee to establish a new account for a new investor or non-shareholder will be deducted from the purchase amount. For each participant, each dividend reinvestment will entail a transaction fee of 5% of the amount reinvested, up to a maximum of $3.00 plus $0.03 per share purchased. Each optional cash purchase by check or one-time online bank debit will entail a transaction fee of $5 plus $0.03 per share purchased. If a participant has funds automatically deducted monthly from his or her savings or checking account, for each debit the transaction fee is $2.50 plus $0.03 per share purchased. Fees will be deducted from the purchase amount. Each batch order sale will entail a transaction fee of $15 plus $0.12 per share sold. Each market order sale will entail a transaction fee of $25 plus $0.12 per share sold. Fees are deducted from the proceeds derived from the sale. All per share fees include any brokerage commissions Computershare is required to pay. Additional fees are charged by Computershare for specific shareholder requests such as copies of account statements for prior years ($10 per year requested) and a returned check and ACH reject fee of $25.

Participation in the CIP may be terminated by a participant at any time by written, telephone or Internet instructions to Computershare. Upon termination, a participant will receive a certificate for the whole number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares. Dividends reinvested by a shareholder under the Plan will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See “Certain tax information for U.S. shareholders” for more information regarding tax consequences of an investment in shares of the Company, including the effect of the Company’s status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

To participate in the CIP, shareholders may not hold their shares in a “street name” brokerage account.

Additional information regarding the Plan may be obtained from Computershare, P.O. Box 43078, Providence, RI 02940-3078. Information may also be obtained on the Internet at www.computershare.com/investor or by calling Computershare’s Telephone Response Center at (781) 575-2879 between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

Privacy Notice

The Company is committed to protecting the financial privacy of its shareholders.

We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders’ share accounts, to process transactions, to comply with shareholders’ requests of legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder’s name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company’s shareholders and former shareholders.

We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company employees, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders’ accounts. The Company also maintains physical, electronic and procedural safeguards to protect the confidentiality of nonpublic personal information.

Results of Proposals Presented at the Annual General Meeting of Shareholders

The following votes were cast at the Annual General Meeting of Shareholders held on March 13, 2013:

Election of Directors
	For	Against	Abstain

David Christensen	9,736,278	1,992,754	49,083
Gary Glynn	11,580,108	147,840	50,167
Phillip Goldstein	11,515,873	192,463	69,779
Michael Mead	11,582,336	145,905	49,874
Robert Pilkington	9,741,671	1,986,118	50,326

Appointment of Independent Registered Public Accounting Firm

	For	Against	Abstain

Tait, Weller & Baker LLP	17,016,478	105,752	172,552

Form N-PX/Proxy Voting

The company files a list of its proxy votes with the SEC for the period of July 1 - June 30 of each year on Form N-PX. The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve month period are available on the Company’s website at www.asaltd.com and on the SEC’s website at www.sec.gov. A written copy of the Company’s policies and procedures is available without charge, upon request, by calling (800) 432-3378.

Form N-Q/Portfolio Holdings

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Company’s Forms N-Q also may be reviewed and copied at the Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings on Form N-Q also is included in the Company’s financial statements for the first and third quarters of each fiscal year which are available on the Company’s website at www.asaltd.com.

Common Shares Repurchased

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Company is authorized to purchase its common shares in the open market if the discount to net asset value exceeds a certain threshold as determined by the Board of Directors from time to time. The Company may purchase its common shares in such amounts and at such prices as the Company may deem advisable. There can be no assurance that such action will reduce the discount. There were no repurchases during the six months ended May 31, 2013 or May 31, 2012. The Company had 19,289,905 shares outstanding on May 31, 2013.

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Executive Office and Shareholder Services	Semi-Annual Report May 31, 2013
ASA Gold and Precious Metals Limited
400 S. El Camino Real, Suite 710
San Mateo, CA 94402 U.S.A.
(800) 432-3378

Registered Office
Canon’s Court
22 Victoria Street
Hamilton HM 12, Bermuda

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP, Philadelphia, PA, U.S.A.

Counsel
Appleby, Hamilton, Bermuda
K&L Gates LLP, Washington, DC, U.S.A.

Custodian
JPMorgan Chase Bank, N.A.
New York, NY, U.S.A.

Fund Accountants
Kaufman Rossin Fund Services, LLC
Miami, FL, U.S.A.

Transfer Agent
Computershare Trust Company, N.A.
525 Washington Boulevard, Jersey City, NJ 07310, U.S.A.

Website: www.asaltd.com

The Semi-annual and Annual Reports of the Company and the latest valuation of net assets per share may be viewed on the Company’s website or may be requested from the Executive Office (800-432-3378). Shareholders are reminded to notify Computershare of any change of address.	A Closed-End Fund Specializing in Gold and Other Precious Metals Investments

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable

(b) Not applicable

Item 9.	Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under Securities Exchange Act of 1934 (the “Exchange Act”), of any common shares of the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

                    There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant provided disclosure in response to Item 22(b)(15) of Schedule 14A in its proxy statement dated January 23, 2013.

Item 11.	Controls and Procedures

(a)

The President and Chief Executive Officer and the Chief Financial Officer and Treasurer, in their capacities as principal executive officer and principal financial officer of the registrant, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Not applicable.

	(2)	The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

	(3)	Not applicable.

(b)

The certifications required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached hereto. These certifications are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASA Gold and Precious Metals

Date: July 23, 2013	By:	/s/ David Christensen
David Christensen
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Date: July 23, 2013	By:	/s/ David Christensen
David Christensen
President and Chief Executive Officer
(Principal Executive Officer)

Date: July 23, 2013	By:	/s/ Rodney Yee
Rodney Yee
Chief Financial Officer and Treasurer
(Principal Financial Officer)